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                      METLIFE INVESTORS INSURANCE COMPANY
                METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                         SUPPLEMENT DATED MAY 1, 2005
                                      TO
                         PROSPECTUS DATED MAY 1, 1998
                                    (SPDA)

This Supplement revises information contained in the prospectus dated May 1, 1998 (as supplemented) for the Individual Single Purchase Payment Deferred variable annuity contract issued by MetLife Investors Insurance Company ("we," "us," or "our"). This Supplement should be read and kept together with your contract prospectus for future reference. If you do not have a copy of the prospectus, write to us at 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901 or call us at (800) 343-8496 to request a free copy.

The following is added to the section titled "Transfers" in the prospectus:

MARKET TIMING

Frequent requests from contract owners to transfer account value may dilute the value of a investment portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the investment portfolio and the reflection of that change in the investment portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying investment portfolios and may disrupt portfolio management strategy, requiring an investment portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the investment portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment portfolios (i.e., the Lord Abbett Bond Debenture, Met/Putnam Capital Opportunities and MFS Research International Portfolios) and we monitor transfer activity in those investment portfolios (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other investment portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those investment portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain investment portfolios, we rely on the underlying investment portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other contract owners or other persons who have an interest in the contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified investment portfolios under that contract to be submitted with an original signature. If we impose this restriction on your transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The account value will not be affected by any gain or loss due to the transfer and your account value will be the same as if the transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.

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The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those investment portfolios that we believe are susceptible to market timing. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the contract. We do not accommodate market timing in any investment portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect contract owners and other persons with interests in the contracts.

The investment portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the investment portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners and other persons with interests in the contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the investment portfolios.

In addition, contract owners and other persons with interests in the contracts should be aware that some investment portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the investment portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the investment portfolios (and thus contract owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the investment portfolios.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the investment portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the investment portfolio prospectuses for more details.

The following is added under the section titled "Investment Options" in the prospectus:

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT PORTFOLIOS

An investment adviser (other than our affiliates, Met Investors Advisory LLC or MetLife Advisers, LLC) or a subadviser of an investment portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. The amount of the compensation is not deducted from investment portfolio assets and does not decrease the investment portfolio's investment return. The amount of the compensation is based on a percentage of assets of the investment portfolio attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to .30%. Additionally, an investment adviser or subadviser of an investment portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or other affiliate) with increased access to persons involved in the distribution of the contracts.

We and certain of our affiliated insurance companies are joint owners of our affiliated investment advisers, Met Investors Advisory LLC and MetLife Advisers, LLC, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the adviser makes a profit with respect to the management fees it receives from an investment portfolio. We may benefit accordingly from assets allocated to the investment portfolios to the extent they result in profits to the advisers.

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SELECTION OF THE INVESTMENT PORTFOLIOS

We select the investment portfolios offered through the contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the investment portfolio's adviser or subadviser is one of our affiliates or whether the investment portfolio, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. In some cases, we have included investment portfolios based on recommendations made by selling firms through which the contract is sold. We review the investment portfolios periodically and may remove a investment portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the investment portfolio no longer meets one or more of the selection criteria, and/or if the investment portfolio has not attracted significant allocations from contract owners. We do not provide investment advice and do not recommend or endorse any particular investment portfolio.



SUPP - 505 MLI SPDA